SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to S240.14a-11(c) or 240.14a-12

                                   EQUITY AU, INC.
                (Name of Registrant as Specified In Its Charter)

                              Charles Jones, President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(4), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
    1) Title of each class of securities to which transaction
         applies: ................................................
    2) Aggregate number of securities to which transaction
         applies: ................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ............
    4) Proposed maximum aggregate value of transaction: ..........
     .............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: ..................................
    2) Form, Schedule or Registration Statement No.: ............
    3) Filing Party: ............................................
    4) Date Filed: ..............................................

                                 EQUITY AU, INC.

                        SHAREHOLDER INFORMATION STATEMENT
                                    AND PROXY

Item 1.  Date, Time and Place Information.

    The annual shareholders meeting of Equity AU, Inc. (the
"Registrant" and/or the "Company") will be held at the Mena, Arkansas facilities of the Company, located at 119 Gold Lane, Mena, Arkansas 71953 on Thursday, December 12, 1996 at 10:00 AM local time. The purpose of the meeting is to elect the Board of Directors of the Company and conduct such other business as described herein or as may properly come before the meeting.

    The principal office of the Company is located at:

                                  119 Gold Lane
                              Mena, Arkansas  71953

    This Information Statement was mailed to all shareholders of record of September 25, 1996, on or before November 1, 1996.

Item 2.  Revocability of Proxy.

    All proxies hereby tendered hereby shall be considered to be irrevocable unless the shareholder shall cause a proxy of a subsequent date to be received by the President of the Company ten
(10) days prior to the annual shareholders meeting.

Item 3.  Dissenter's Rights of Appraisal.

    No shareholder proposals to be presented for action at the annual meeting have been received by the Company.

    Any shareholder proposals intended to be presented at the next annual meeting of the Company, which is tentatively scheduled for December 12, 1997, must be received by the Company at least 60 days prior to the release of the Information Statement for the 1997 annual shareholders meeting. The Company anticipates releasing the 1995 Information Statement on approximately November 1, 1997.

    Any shareholder's failure to vote against a proposal will constitute a waiver of their appraisal or similar rights. Any vote against a proposal will be deemed to satisfy and notice requirements with respect to appraisal rights.

Item 4.  Persons Making the Solicitation.

    This Proxy is solicited by the Board of Directors on behalf of the Registrant and Company, Equity AU, Inc. The entire cost of this Proxy shall be borne by the Registrant.

Item 5.  Interest of Certain Persons in Matters to be Acted Upon.

    No security holder is considered to hold any specific interest or beneficial position with respect to the solicitation of this Proxy or any matters to be considered herein.

Item 6.  Voting Securities and Principal Holders Thereof.

    Several significant changes in management and control of the Registrant have occurred during the last two fiscal years of 1995 and 1996.

    In February of 1995, Chairman James Arch reached an agreement with a shareholder and investor, Stephen Guarino, to invest significant equity capital into the Registrant. Mr. Arch granted full management and financial control to Mr. Guarino, the current President Kingman L. Hitz resigned, and all operations of the Registrant were moved to Mena, Arkansas. Director Gail W. Holderman resigned shortly thereafter. Mr. Guarino was appointed with the official title of President in May of 1995, and was also appointed as a director, along with William Hanlon and Roger Tichenor. Kingman Hitz had not received notice of any meetings and subsequently resigned as a director in July of 1995.

    In June of 1996, Mr. Guarino, Mr. Hanlon, and Mr. Tichenor resigned all of their positions with the Registrant, and James Arch entered into agreements with Mr. Guarino and Mr. Tichenor to purchase all of the shares which had been previously issued to them by the Registrant. Also in June 1996, Charles Jones was appointed as the Registrant's new President, Secretary and Treasurer.

    Shareholders of record September 25, 1996 shall be entitled to vote at the meeting of shareholders to be held on December 12, 1996. According to the records of its transfer agent, as of September 25, 1996 there were 90,283,000 shares of Class A Common Stock of the Registrant outstanding, which were held by approximately 746 shareholders (does not include individuals having shares held in "street name" by brokerage firms) and each share is entitled to one vote to elect one director. There are 100,000 shares of Class B Common Stock which are held by the common law business trust, Calistro and Peters, James Arch - Manager, entitled to elect two directors.

    The Board of Directors will be elected by a majority vote of the shares present at the shareholders meeting in person or by proxy.


    Set forth below is the direct ownership of the Registrant's
Class A and Class B common voting stock by management and any owner of 5% or more of the common stock of Registrant as of the record date herein:


                             CLASS B - COMMON STOCK


Title of Name and address         Amount of shares     % of class
         of owner                 owned



Common   Calistro and Peters           100,000            100.0
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794


Common   All Officers and Directors    100,000            100.0
         as a Group




                             CLASS A - COMMON STOCK


Title of:     Name and address         Amount of shares     % of class
         of owner                 owned 1/                 3/4



Common   Bruce R. Beckman                   100,010          0.1
         Director
         16574 Glenwood
         Stillwell KS 66085

Common   Charles Jones                    333,000            0.4
         President
         P.O. Box 1201
         Lake Dallas, TX 75065

Common   Calistro and Peters            6,603,700 /2         7.0
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794

Common   James Arch                    25,101,054 /2        28.0
         Director and Chairman of Board
         P.O. Box 940037
         Maitland, FL 32794

Common   Arch Family Ltd. Partnership     811,429 /2          .9
         P.O. Box 940037
         Maitland, FL 32794

Common   James Arch Trust dtd. 7/31/91    547,507 /2          .6
         P.O. Box 940037
         Maitland, FL 32794

Common   All Officers, Directors       33,496,700           37.0
         and Affiliates as a Group

    1/   Giving effect to a 2 for 3 reverse split of the shares of
the Registrant authorized by the Board of Directors on February 14, 1989.

    2/   Entities either owned or controlled by Mr. Arch.

    3/   According to a report from the Registrant's transfer
agent, there are now approximately 90,283,000 class A common shares issued and outstanding as of the September 25, 1996 record date.

    4/   Percentage ownership is approximate to the nearest one-tenth of one percent.

Item 7.  Directors and Executive Officers.

    The following persons will stand for election as Directors of the Registrant under provision of its Class "B" Common Stock at the annual meeting of shareholders:

                           James Arch,  Charles Jones

    James Arch (72) is Chairman of the Board of Directors. Mr. Arch has a respected 40 year business background as an educator and public speaker. He currently conducts seminars for banks, corporations, associations, and conventions to motivate, develop and train people to achieve greater business success. His long list of clients has included 20 years with the Professional Golfers Association (PGA) and 12 years for the Professional Bowlers Association (PBA).

    Mr. Arch serves on the boards of several cellular and wireless cable companies, and is President of his own corporation marketing attitude development programs designed to help business and individuals achieve greater growth and financial success.

    Mr. Arch was born and educated in England, is a graduate of NorthWestern College, and has served as an officer in the British
Merchant Navy and the Royal Air Force. He became an American citizen in 1954.

    Charles Jones (62) was appointed as President of Equity AU in June of 1996. He has previously performed work for the Registrant from 1987 to 1992 as a pilot, and in various capacities involved with sales and public relations. Since that time, through June of 1996, he has been the Vice President of Marketing for United Fire Technology, Inc., a public company ("UFTC"), and its predecessor, Pyrotec, Inc.

    Mr. Jones has an extensive prior business background as the owner of Kodiak Energy, Kodiak Exploration, and Kodiak Securities. He has served for 13 years in the military, and in the 485th
Communication Squadron earned a presidential citation for outstanding performance.

    Mr. Jones attended Capitol Electrical Engineering Institute in Washington, DC from 1956 through 1960, and the United States Air
Force management school in 1964, where he received an academic achievement award for the highest score.

    He is currently the owner of an auto racing team, and enjoys flying, hunting and fishing.
                        __________

    The following person will stand for election to the Board of Directors of the Registrant by Class A shareholders at the annual meeting of shareholders:

                                Bruce R. Beckman

    Bruce R. Beckman (42) is a member of the Equity AU, Inc. board of directors. He is Superintendent of Operations for the LaCygne
Station of Kansas City Power & Light.

    He has held various engineering and management positions with Kansas City Power & Light since 1974. He has served as Plant Maintenance Engineer, Air Quality Control Engineer, Superintendent of Reliability Problems and Superintendent of Central Maintenance.

    Mr. Beckman is a member of the Association of Professional Engineers and is certified as a chief engineer by the National Institute for Uniform Licensing of Power Engineers. He is also a commissioned examining engineer, and a technical instructor.

    He graduated with a Bachelor of Science degree in mechanical engineering from Southern Illinois University in 1974, where he
specialized in     powerplant theory and design.  Mr. Beckman graduated
with a Masters of Business Administration degree from Avila College in Kansas City, Missouri.


Item 8.  Compensation of Directors and Executive Officers.

(TABLE>

    The anticipated remuneration of the most highly compensated executive officers or directors of the Registrant and its subsidiaries, for services to be rendered in all capacities, and to all Subsidiaries, during the year September 25, 1996 to September
25, 1997, is as follows:

[CAPTION]
                                  COMPENSATION
[S]                     [C]                      [C]

                                                 (1),(2)
Name:                    Capacities:         Total Remuneration:

James Arch              Chairman of the Board
                        Director                       0.

Charles Jones           President, Secretary
                        Director                 $72,000.

Bruce R. Beckman        Director                       0.

All Directors and Officers as a group:           $72,000.

[/TABLE]

(1) Does not include bonuses, reimbursements, other personal benefits or securities which may be issued or paid as part of Management's remuneration. Bonuses and additional compensation, may be paid based upon the achievement of goals as specified by the Board of Directors, and is not subject to quantification at this time.

(2) The Registrant does not presently anticipate paying a fee to its directors for their attendance at Board meetings during the next year.

Item 9.  Independent Public Accountants.

    Management selected J.S. Osborn, CPA, to audit the Registrant's 12/31/95 financial statements. Mr. Osborn also audited the financial statements for 1994, 1993, and 1992. Mr.
Osborn or a representative will not be able to be present at the annual meeting on December 12, 1996.

Item 12. Modification or Exchange of Securities.

    The Registrant is proposing to "reverse split" (exchange), one hundred (100) shares of its currently outstanding Class A common shares, for one (1) new share.

    The board of directors recommends the proposal, first, because almost all of its currently authorized Class A common voting shares have been issued, and the Registrant is severely handicapped in its ability to negotiate future expansion, partnership, or joint venture terms to facilitate its very survival, let alone growth. Further, it is believed that under the current quantity and price circumstances, the Registrant's Class A common shares would not receive either the support or interest of sponsoring stock broker/dealers to resume its public trading, or to assume market-making positions.

    The Registrant does not currently have any outstanding stock options, warrants, or dividends payable which would be affected in any manner what-so-ever by the approval of the reverse split.

Item 13. Financial and Other Information.

    The Registrant herein incorporates the 1995 Form 10-K, and
Form 10Q for the period ended June 30, 1996 included by reference, along with the information contained herein this Proxy.

    In July of 1996, the Registrant consented to a judgement obtained by the United States Securities and Exchange Commission which required the Registrant to bring its delinquent reporting current by August 13, 1996, which was complied with, and further permanently enjoined the Registrant from any failure to file required reports in a timely manner in the future.

    The Registrant has re-opened its milling facilities in Arkansas, which had been closed in mid 1995. As of the record date, it has been producing and has sold a small quantity of gold obtained from two tons of ore. The Registrant is continuing production and efforts to increase its capacities.

Item 19. Amendment of Charter, Bylaws, or Other Documents.

    The Registrant proposes that a majority of its shareholders vote to approve a resolution giving the Board of Directors the authorization to institute an incorporation in the State of Nevada, if the Board of Directors should finally determine at a time in the future, in its discretion, that such incorporation and change from the current State of Delaware would be in the Registrant's best interests when considering matters of franchise or other taxes and business regulatory fees.

Item 21. Vote Required for Approval.

    As to the matters which are submitted to the vote of the security holders, the vote authorize a change in the state of incorporation of the Registrant to the State of Nevada, and reverse split the Class A common shares 100 to 1, shall require a majority vote of all of the 90,283,000 outstanding Class A common shares of record on the record date (at least 45,141,501), while election of directors by either Class A or Class B security holders shall require only a majority vote of the number of shares actually voted in person or by Proxy.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                               OF EQUITY AU, INC.
                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 12, 1996

    The undersigned hereby appoints Charles Jones, President of the Company, as the proxy and attorney-in-fact of the undersigned, with full power of substitution, for and in the name of the undersigned, to attend the Annual Meeting of Shareholders of Equity AU, Inc., to be held at 119 Gold Lane, Mena, Arkansas 71953, on December 12, 1996 at 10:00 AM Mena Arkansas time, and at any and all adjournments thereof, and to vote thereat the number of Class
A Common shares which the undersigned would be entitled to vote if then personally present:

    1.   Election of Directors as submitted:

                           For       Against       Abstain
         Bruce R. Beckman          O           O             O

    2.   Reverse split of Class A Common shares 100 to 1:

                           For       Against       Abstain
                                   O           O             O

    3.   Authorize incorporation in the State of Nevada:

                           For       Against       Abstain
                                   O           O             O

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED
ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, and 3.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such shares.

Dated:                           , 1996



Signature of Shareholder                    Signature of Shareholder


Printed Name                           Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE
AND RETURN PROXY TO:
                                 EQUITY AU, INC.
                                  119 Gold Lane
                              Mena, Arkansas  71953

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                                       OF
                                 EQUITY AU, INC.

                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 12, 1996

    The undersigned hereby appoints Charles Jones, President of the Company, as the proxy and attorney-in-fact of the undersigned, with full power of substitution, for and in the name of the undersigned, to attend the Annual Meeting of Shareholders of Equity AU, Inc., to be held at 119 Gold Lane, Mena, Arkansas 71953, on December 12, 1996 at 10:00 AM Mena Arkansas time, and at any and all adjournments thereof, and to vote thereat the number of Class
B Common shares which the undersigned would be entitled to vote if then personally present:


    1.   Election of Directors as submitted:

                           For       Against       Abstain
         James Arch                O           O             O
         Charles Jones             O           O             O


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED
ABOVE.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR
ITEM 1.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such shares.


Dated:                          , 1996




Signature of Shareholder


James Arch for Calistro & Peters
Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE
AND RETURN PROXY TO:

                                 EQUITY AU, INC.
                                  119 Gold Lane
                              Mena, Arkansas 71953